Exhibit 99.1

AGREEMENT

        This AGREEMENT, dated as of December 8, 2008 (this “Agreement”), is entered into by and among ELECTRO ENERGY, INC., a Florida corporation (“EEI”), EEI TECHNOLOGIES, INC., a Delaware corporation (“Technologies”), MOBILE ENERGY PRODUCTS, INC., a Delaware corporation (“Mobile”) and ELECTRO ENERGY FLORIDA, LLC, a Delaware limited liability company (“EE Florida”) (EEI, Technologies, Mobile and EE Florida are hereinafter collectively referred to as “Borrower”), and QTEEI LLC, a Delaware limited liability company (“Lender”). Lender and Borrower shall sometimes be referred to herein as the “Parties.”

W I T N E S S E T H:

        WHEREAS, The Quercus Trust and Borrower have entered into certain financing arrangements pursuant to the Transaction Documents;

        WHEREAS, The Quercus Trust has assigned all of its rights under the Transaction Documents to Lender;

        WHEREAS, Lender has alleged that as of September 19, 2008, an Existing Event of Default has occurred and is continuing under the Transaction Documents;

        WHEREAS, Lender has served the Notice of Default;

        WHEREAS, in light of the Existing Default, Lender is willing to release all claims against Borrower arising in connection with the Transaction Documents and accept the Gainesville Collateral in full satisfaction of Borrower’s obligations to Lender under the Transaction Documents and Borrower is willing to agree to the acceptance by Lender of the Gainesville Collateral in full satisfaction of such obligations, all as provided herein;

        WHEREAS, in light of the Existing Event of Default, pending the Effective Foreclosure Date, pursuant to the terms and conditions of this Agreement, Borrower is willing to provide exclusively to Lender all rights of access possessed by Borrower with respect to all of the Gainesville Collateral as provided herein; and

        NOW, THEREFORE, in consideration of the foregoing, the respective agreements, warranties and covenants herein and for good and valuable consideration, Borrower and Lender agree, covenant and warrant as follows:

SECTION 1.   DEFINITIONS

        1.1    Interpretation. All capitalized terms used herein shall have the respective meanings ascribed thereto in the Security Agreement unless otherwise defined herein:

        1.2    Definitions.

                (a)     “Borrower” shall have the meaning ascribed to such term in the Preamble of this Agreement.

                (b)     “Borrower Information” shall mean any financial, technical or other information, whether or not confidential or proprietary in nature, with respect to or relating to Borrower or any assets of Borrower, and shall include without limitation, all agreements, books, records, charts, concepts, marketing materials and plans, reports, schedules, processes, procedures and formula, text, client, borrower, depositor, and customer lists, guidelines and standards regarding lending, investment, and business practices, and statistical information.

                (c)     “Collateral” shall have the meaning ascribed to such term in the Security Agreement.

                (d)     “Debt” is defined in Section 2.2.

                (e)     “Effective Foreclosure Date” shall mean the date which is twenty (20) days from the date notice given to all persons entitled to notice under Section 9-621 of the UCC.

                (f)     “Existing Event of Default” shall mean the Event of Default that Lender has alleged to have occurred resulting from Borrower’s violation of Section 3(a)(iv) of the Security Agreement, as described in the Notice of Default.

                (g)     “Gainesville Collateral” shall mean all assets of Borrower relating to its operations at the Gainesville Facility, including but not limited to that certain equipment described in Schedule 1 attached hereto, and all inventory, work in process, leasehold improvements, intellectual property, trademarks, trade names and any other assets, books, records or materials of any kind relating to the development or production of lithium ion batteries at the Gainesville Facility, and, with respect to tangible property, to the extent located at the Gainesville Facility as of the date hereof.

                (h)     “Gainesville Facility” shall mean those certain premises located at 12801 NW Highway 441, Alachua, Florida 32615, commonly known as the Lithium Ion Building, and leased by Borrower from Phoenix Commercial Park, LLP (“Landlord”) as successor to Lithium Nickel Assets Holding Company, I., Inc. (the “Lease”).

                (i)     “Interested Parties” shall mean any person or entity, including without limitation a vendor, competitor, Lender, bank, investor, broker, investment banker, arranger, proposed purchaser, or any officer, directors, employees, agents, representatives or attorneys of such parties.

                (j)     “Landlord” is defined in Section 1.2(h).

                (k)     “Lease” is defined in Section 1.2(h).

                (l)     “Notice of Default” shall mean that Notice of Default delivered by Lender to Borrower on or about September 19, 2008 that delineates the existence of a default under the Transaction Documents.

                (m)     “Notification” shall mean a notice of proposal to accept collateral as provided for in Section 9-621 of the UCC.

                (n)     “Potential Transaction” shall mean any transfer, sale, license, lease or liquidation of all or portion of the Collateral.

                (o)     “Secured Obligations” shall have the meaning set forth in the Security Agreement.

                (p)     “Security Agreement” shall mean that certain Security Agreement dated as of December 7, 2007 by and between Borrower and The Quercus Trust, as such document may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

                (q)     “Transaction Documents” shall mean, collectively and each individually, the “Transaction Documents” as defined in the Security Agreement, and any and all agreements and documents in connection therewith, including without limitation the Security Agreement and this Agreement, each and all as amended, modified, supplemented, extended, renewed, restated or replaced from time to time.

                (r)     “UCC” shall mean the Delaware Commercial Code or other applicable version of the Uniform Commercial Code as enacted by another jurisdiction to the extent applicable. Statutory references herein are to the UCC.

SECTION 2.   ACKNOWLEDGMENTS BY BORROWER

        Subject to Section 3.3 hereinbelow, Borrower hereby acknowledges, confirms and agrees as follows:

        2.1   Obligations.  Immediately prior to the execution of this Agreement by the Parties, all Obligations, including principal, interest at the non-default and/or default rate accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by Borrower to Lender pursuant to the Transaction Documents, are unconditionally owing by Borrower to Lender, without offset, defense or counterclaim of any kind, nature or description whatsoever. Borrower hereby acknowledges and agrees that (a) the Obligations are immediately due and payable under the terms of the Transaction Documents, and (b) Lender has declared, and/or has the present exercisable right to declare, the Obligations to be immediately due and payable under the terms of the Transaction Documents.

        2.2    Current Obligation Amount.  Immediately prior to the execution of this Agreement by the Parties, as of the date hereof, the principal amount of the Obligations is not less than Nineteen Million Two Hundred Fifty Thousand Dollars ($19,250,000) (the “Principal”). In addition to the Principal, Borrower is liable for interest, fees, costs, expenses and other charges allowed under the Transaction Documents and hereunder (collectively, the “Debt”). Borrower acknowledges that the value of the Collateral does not exceed the Debt.

        2.3    Transaction Documents.  (a) The Transaction Documents have been duly executed and delivered to Lender by Borrower, and are in full force and effect, (b) the agreements and obligations of Borrower in the Transaction Documents and this Agreement constitute the legal, valid and binding obligations and agreements of Borrower, enforceable against Borrower in accordance with their respective terms, and Borrower has no valid defense to the enforcement of the Transaction Documents, and (c) Lender is and shall be entitled to the rights, remedies, benefits and protections provided for in the Transaction Documents and applicable law.

        2.4    Acknowledgment of Default.  The Existing Event of Default has occurred and is continuing, and constitutes an Event of Default under the Transaction Documents.

        2.5    Lender’s Rights.  Lender is presently entitled to exercise its rights and remedies under the Transaction Documents, any other contract, applicable law or otherwise, and Lender has not waived the Existing Event of Default.

        2.6    Applicable Law.  This Agreement is made in accordance with the applicable UCC, and in particular Sections 9-609, 9-620, 9-621, 9-622 and other sections of the UCC, and that such law is the appropriate law and applicable legal procedure governing the transactions contemplated under this Agreement.

SECTION 3.   GAINESVILLE COLLATERAL

        Borrower agrees as follows:

        3.1    Notification.  If Lender has not given the required Notification to Persons entitled thereto, other than Borrower, prior to execution of this Agreement, Lender shall give such Notification within three (3) days after execution of this Agreement to all persons entitled to notice under and pursuant to Section 9-621 of the UCC.

        3.2    Access to Gainesville Facility and Gainesville Collateral.  In light of the Existing Event of Default, and in order to facilitate an orderly liquidation of the Gainesville Collateral, Borrower hereby reaffirms its obligations under the Transaction Documents and, so long as Borrower has possession and control of the Gainesville Factory, agrees to provide to Lender such access to the Gainesville Facility and the Gainesville Collateral that Borrower possesses and, in any event, agrees not to take any steps to prevent Lender’s access thereto. Such access shall include, but not be limited to, the right to show the Collateral to any Interested Party at any time and without any notice to Borrower.

        3.3    Lender’s Right to Demand and Receive Delivery of Peaceful Possession of Gainesville Collateral.  In light of the Existing Event of Default, and in order to facilitate an orderly liquidation of the Gainesville Collateral, upon Lender’s written demand(s) given not later than ten (10) days after the Effective Foreclosure Date, Borrower shall immediately relinquish, release and deliver to Lender or its designee all possession of the Gainesville Collateral, or any portion thereof as designated by Lender, and shall authorize Lender to immediately take possession of such Gainesville Collateral, wherever located, including without limitation, leased premises, bonded and non-bonded warehouses, storage facilities, containers, vessels, carriers’ vehicles and carriers’ facilities, premises occupied by brokers or mechanics, or any other place where such Gainesville Collateral may now or hereafter be situated. Notwithstanding the foregoing, Lender acknowledges and agrees that Borrower leases the premises on and in which the Gainesville Facility and the Gainesville Collateral are located and Borrower’s possession and control of such collateral is limited to the extent of such leasehold interest. Lender acknowledges and agrees that Borrower has received notice of default from the Landlord of such leasehold interest and that such leasehold may be subject to termination at any time. Lender hereby releases Borrower from any and all claim, loss or liability resulting from, related to or arising out of any limitations on access to or possession of the Collateral resulting from such leasehold interest and or the termination thereof.

        3.4    Abandonment.  Solely and only in the event that, on or prior to the Effective Foreclosure Date, any recipient of a Notification objects to the proposal set forth in the Notification, then Lender reserves the right (i) to not make the written demand(s) provided for in Section 3.3, or (ii) to not proceed with a sale of the Gainesville Collateral, and instead, at any time prior to or within ten (10) days after the Effective Foreclosure Date, to abandon any and all rights in all or any portion of the Gainesville Collateral to Borrower. Borrower waives its right to refuse such abandonment. In the event of such abandonment, then this Agreement, including without limitation, each and every one of Borrower’s acknowledgements set forth in Section 2 above, shall be null, void and of no further effect.

        3.5    Sale of Gainesville Collateral.  In the event that, prior to the Effective Foreclosure Date, any recipient of a Notification objects to the proposal set forth in the Notification, Lender may proceed with a foreclosure sale of the Gainesville Collateral upon any notice required by the UCC, and shall retain the right to bid at any foreclosure sale and/or to retain any proceeds of any such sale up to the amount of the Secured Obligations. Concurrently with the notice(s) of a foreclosure sale, Lender shall notify Borrower that Lender elects either (i) that the Agreement shall remain in full force and effect as if no objection to the Notification had been received, except (a) that the provisions of Section 6.2 shall be modified to delete the words “Lender agrees to accept the Gainesville Collateral in full satisfaction of the Secured Obligations” and the words “Borrower consents to the acceptance by Lender of the Gainesville Collateral in full satisfaction of the Secured Obligations and” and except (b) that the Obligations shall be deemed released only upon completion of the foreclosure sale and only to the extent not satisfied at the foreclosure sale, or (ii) that this Agreement including, without limitation, each and every one of Borrower’s acknowledgements set forth in Section 2 above, shall be null, void and of no further effect. If Lender makes the election provided for in clause (i) above, and if the foreclosure sale is not completed within thirty (30) days after the Effective Foreclosure Date, this Agreement including, without limitation, each and every one of Borrower’s acknowledgements set forth in Section 2 above, shall be null, void and of no further effect.

        3.6    Cooperation.  Borrower and its officers, employees, directors, shareholders, agents, attorneys, successors and assigns, shall not interfere with and shall reasonably cooperate with Lender to effectuate (i) exclusive access to the Gainesville Collateral by Lender or its designee, receiver or keeper, (ii) any sale or other disposal of the Gainesville Collateral by Lender, and (iii) all other acts by Lender contemplated under this Agreement or authorized or consented to by Borrower.

        3.7    Delivery of Dominion and Control of Books and Records.  Commencing on the Effective Foreclosure Date, Borrower authorizes Lender to take dominion and control of all documents and materials relating to the ownership, use and operation of the Gainesville Collateral (to the extent that such materials are not included as Collateral), wherever located.

        3.8    Location of Collateral; Interested Parties  Commencing on the Effective Foreclosure Date, Borrower authorizes Lender to maintain the location of all or any portion of the Gainesville Collateral located on premises occupied, leased by, or controlled by Borrower where such Gainesville Collateral may now or hereafter be situated, or such other location selected by Lender, and to conduct a sale or sales of the Gainesville Collateral from any such premises. Borrower hereby agrees that Lender shall not be obligated or liable for any obligations incident to any such premises, including rent, taxes, common maintenance charges, or utility expenses. Borrower agrees that Lender may communicate with the Landlord of the Gainesville Facility and may make such arrangements as Lender desires with the Landlord for access, for the right to occupy the premises and otherwise related to the occupancy of the Gainesville Facility, without any obligation to Borrower of any kind whatsoever. Borrower agrees that it shall not remove any Collateral from the Gainesville Facility without Lender’s consent. Borrower further agrees that commencing on the Effective Foreclosure Date it shall not show the Collateral to any Interested Parties for any purpose. From and after the date of this Agreement until any abandonment described in 3.4 above, Lender, shall have the right (which shall become exclusive as of the Effective Foreclosure Date but shall terminate upon any abandonment) to show the Collateral to Interested Parties. Notwithstanding the foregoing, Lender acknowledges and agrees that Borrower leases the premises on and in which the Gainesville Facility and the Gainesville Collateral are located and Borrower’s possession and control of such collateral is limited to the extent of such leasehold interest. Lender acknowledges and agrees that Borrower has received notice of default from the Landlord of such leasehold interest and that such leasehold may be subject to termination at any time. Lender hereby releases and Borrower from any and all claim, loss or liability resulting from, related to or arising out of any limitations on access to or possession of the Collateral resulting from such leasehold interest and or the termination thereof.

        3.9    Preservation of the Collateral.  From and after the Effective Foreclosure Date, Lender shall be solely responsible for the protection, preservation, insurance and security of the Gainesville Collateral. Borrower shall have no right to require Lender to protect, preserve, insure or provide security for the Gainesville Collateral and, from and after the Effective Foreclosure Date, Borrower shall have no interest in the Gainesville Collateral.

        3.10    Writ of Possession.  If sought by Lender at any time after the Effective Foreclosure Date, Borrower hereby consents to and accepts the issuance, levy and perfection of a writ of possession with respect to the Gainesville Collateral in favor of Lender.

SECTION 4.   AUTHORIZATIONS AND WAIVERS

        4.1    Lender’s Exercise of Rights.  Borrower hereby authorizes Lender, until the Effective Foreclosure Date, to exercise, and consents to Lender’s exercise of any and all rights and remedies available to Lender with respect to the Collateral, the enforcement of the Obligations, or otherwise, whether under contract or at law, including the Transaction Documents, the UCC or other applicable law; provided, however, that Lender shall not exercise any such rights prior to the Effective Foreclosure Date so long as Borrower complies with its obligations under this Agreement, and Lender shall not exercise such rights thereafter unless Lender terminates this Agreement pursuant to the provisions of Section 7.10 hereof.

        4.2     Lender’s Communication and Negotiations.  Borrower consents to and expressly authorizes Lender, whether through its officer, directors, employees, agents, representatives or attorneys or otherwise, to (a) directly engage, discuss, communicate or negotiate with Interested Parties with respect to a Potential Transaction, and (b) disclose, disseminate, provide, reveal, distribute, publicize or communicate any Borrower Information with Interested Parties, whether written or verbal and whether by original or copy, without requiring Lender or any Interested Party agreeing to the handling, return, further disclosure or restricted use of such Borrower Information.

        4.3    Exhibition of this Agreement.  Borrower authorizes Lender to exhibit and present copies of, and consents to Lender’s exhibition and presentation of copies of this Agreement to courts, landlords, contractors, lessors, brokers, warehousemen, bailees, mechanics, government officials and agencies, and any other third parties as evidence of Lender’s rights hereunder.

SECTION 5.   REPRESENTATIONS, WARRANTIES AND COVENANTS BY BORROWER

        Borrower hereby represents warrants and covenants to Lender as follows:

        5.1    Representations in Transaction Documents.  Each of the representations and warranties made by or on behalf of Borrower in the Transaction Documents was true and correct when made and in all material respects is, except for the representation and warranty set forth in the Transaction Documents relating to the non-existence of an Event of Default with respect to the Existing Event of Default, true and correct on and as of the date of this Agreement with the same being in full force and effect as if each such representation and warranty had been made by Borrower on the date hereof and in this Agreement.

        5.2    Gainesville Collateral.  The Gainesville Collateral consists of all assets described in Section 1.2(g) hereof.

        5.3    Binding Effect of Documents.  This Agreement and the Transaction Documents have been duly executed and delivered to Lender by Borrower and are in full force and effect, as modified hereby.

        5.4    No Conflict.  The execution and delivery and performance of this Agreement by Borrower will not violate any requirement of law or contractual obligation of Borrower and will not result in, or require, the creation or imposition of any lien on any of its properties or revenues.

SECTION 6.   RELEASE OF SECURITY AND CLAIMS; SPECIFIC WAIVERS; ACCEPTANCE OF COLLATERAL; NO ASSUMPTION OF LIABILITY

        If no objection to the Notification is given prior to the Effective Foreclosure Date:

        6.1    Release of Security.  Conditioned upon Borrower’s compliance with all of the terms of this Agreement, and upon the Effective Foreclosure Date, Lender shall release all rights in and to Collateral other than the Gainesville Collateral.

        6.2    Acceptance of Gainesville Collateral as Full Satisfaction.  Conditioned upon Borrower’s compliance with all of the terms of this Agreement, and upon the Effective Foreclosure Date, Lender agrees to accept the Gainesville Collateral in full satisfaction of the Secured Obligations and Lender thereupon waives any right to (i) a deficiency claim against Borrower upon disposition of the Gainesville Collateral, (ii) convert the Debentures, and (iii) exercise the Warrants. Borrower consents to the acceptance by Lender of the Gainesville Collateral in full satisfaction of the Secured Obligations and waives any right to Notification, any right to notification of disposition of the Gainesville Collateral under Section 9-611 (to the extent applicable) and any right to redeem the Gainesville Collateral under Section 9-623. Upon the Effective Foreclosure Date, upon Lender’s request, Borrower shall execute any and all documents reasonably requested by Lender to evidence the transfer of the Gainesville Collateral, including but not limited to Bills of Sale, and Assignments in form and substance reasonably satisfactory to Lender.

        6.3    No Assumption of Liability.  Lender does not agree to pay, or assume any obligations or liabilities of Borrower, and nothing herein shall be construed as such an agreement or assumption by Lender of any such obligations or liabilities.

        6.4    Lease.  Upon the Effective Foreclosure Date, Borrower abandons the Gainesville Facility and any rights of occupancy under the Lease.

        6.5    General Release of Claims.  Conditioned upon Borrower’s and Lender’s compliance with all of the terms of this Agreement, upon the Effective Foreclosure Date, each party hereto (“Releasor” and collectively, “Releasors”) knowingly and voluntarily releases and forever discharges the other and each of their parent companies and subsidiaries, their current and former directors, officers, employees, agents, attorneys, trustees and all related persons, successors and assigns (each in his/her individual and official capacities and each a “Releasee” and collectively, “Releasees”) of and from any and all claims, whether known or unknown, anticipated or unanticipated, disclosed or undisclosed, which any party has or may have against any Releasee or Releasees and the Releasee’s heirs, executors, administrators, representatives, beneficiaries, successors and/or assigns as of the date hereof. Without limiting the generality of the foregoing, the claims hereby released and waived by each party includes, without limitation, (i) any and all claims arising out of or in any way connected with the Transaction Documents; (ii) any and all Federal, state and/or local laws, requirements and regulations, including but not limited to tort or common laws; and (iii) any claim for costs, fees, or other expenses including, without limitation, attorneys’ fees, arising out of any such claim or claims (individually a “Released Claim” and collectively “Released Claims”). Each Party represents that it has not filed any charges, complaints, grievances or other actions with any court, administrative agency or other tribunal against any Releasee or Releasees in connection with any Released Claim or Released Claims and promises that it will not file any Released Claim or Released Claims against any Releasee or Releasees in the future. Each Party agrees that in the event of either Party’s breach or violation of this Section 6.5, the breaching Party shall fully reimburse any Releasee or Releasees for any and all fees, costs and/or expenses incurred by any Release or Releasees as the result of such breach or violation, including but not limited to reasonable attorneys’ fees and court costs.

SECTION 7.   PROVISIONS OF GENERAL APPLICATION

        7.1    Effect of this Agreement.  Except as modified pursuant hereto, no other changes or modifications to the Transaction Documents are intended or implied and in all other respects the Transaction Documents are hereby specifically ratified, restated and confirmed by all Parties as of the date hereof. To the extent of conflict between the terms of this Agreement and the other Transaction Documents, the terms of this Agreement shall control.

        7.2    Further Assurances.  The Parties shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

        7.3     Binding Effect.  This Agreement shall be binding upon and inure to the benefit of each of the Parties and its respective successors and assigns.

        7.4    Survival of Representations and Warranties.  All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

        7.5    Severability.  Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

        7.6    Comprehension and Review.  Borrower represents and warrants to Lender that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement and any document executed in connection herewith with, such attorneys and other persons as Borrower may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any person. The Parties acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all Parties contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

        7.7    Transaction Expenses. Except as may be expressly provided herein, each Party shall bear its own costs and expenses, including attorneys’, accountants’ and other consultant fees, in connection with the execution and negotiation of this Agreement and the consummation of the transactions contemplated hereby.

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